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Exhibit 21

Subsidiaries of CBS Corporation Owned Greater Than 50% as of March 1, 2007

DOMESTIC

Subsidiary Name	Place of Incorporation or Organization
13 Radio Corporation	Delaware
90210 Productions, Inc.	California
A.S. Payroll Company, Inc.	California
Aaron Spelling Productions, Inc.	California
Acorn Pipe Line Company	Texas
Acorn Properties, Inc.	Texas
Acorn Trading Company	Texas
Addax Music Co., Inc.	Delaware
Aetrax International Corporation	Delaware
Ages Electronics, Inc.	Delaware
Ages Entertainment Software LLC	Delaware
All is Forgiven Productions (General Partnership)	California
All Media Inc.	Delaware
ALTSIM Inc.	Delaware
Amadea Film Productions, Inc.	Texas
Amazing Race Productions Inc.	Delaware
Anastasia Advertising Art, Inc.	Florida
Antilles Oil Company, Inc.	Puerto Rico
A-R Acquisition Corp.	Delaware
Around the Block Productions, Inc.	Delaware
Aspenfair Music, Inc.	California
Atlanta Bus Shelters	Georgia
Atlanta Television Station WUPA Inc.	Delaware
Atlantic Prospect, Inc.	New York
Audio House, Inc., The	California
Avery Productions LLC	Delaware
BAPP Acquisition Corporation	Delaware
Bay County Energy Systems, Inc.	Delaware
Bay County Resource Management, Inc.	Delaware
Beverlyfax Music, Inc.	California
Big Ticket Music Inc.	Delaware
Big Ticket Pictures Inc.	Delaware
Big Ticket Productions Inc.	Delaware
Big Ticket Television Inc.	Delaware

Blackrock Insurance Corporation	New York
Blue Cow Inc.	Delaware
Bombay Hook LLC	Delaware
Bonneville Wind Corporation	Utah
Branded Productions, Inc.	California
Brotherhood Productions, Inc.	Rhode Island
Bruin Music Company	Delaware
Bustop Shelters of Nevada, Inc.	Nevada
Caroline Films Productions, Inc.	California
C&W Land Corporation	New Jersey
C-28 FCC Licensee Subsidiary, LLC	Delaware
CBS/CTS Inc.	Delaware
CBS/Westinghouse of PA Inc.	Delaware
CBS (PDI) Distribution Inc.	Delaware
CBS Advertiser Services Inc.	Delaware
CBS Aircraft Management Inc.	Delaware
CBS Asia Inc.	Delaware
CBS Broadcast International Asia Inc.	New York
CBS Broadcasting Inc.	New York
CBS Broadcasting West Inc.	Delaware
CBS Collegiate Sports Properties Inc.	Delaware
CBS Communications Services Inc.	Delaware
CBS Communications Technology Group Inc	Delaware
CBS Consumer Products Inc.	Delaware
CBS Corporate Services Inc.	Delaware
CBS CW Network Partner LLC	Delaware
CBS Dallas Media Inc.	Delaware
CBS Dallas Ventures Inc.	Texas
CBS DBS Inc.	Delaware
CBS Employee Services Inc.	Delaware
CBS Entertainment Services Inc.	Delaware
CBS Executive Services Corporation	Delaware
CBS Film Funding Company Inc.	Delaware
CBS First Run Development Company	Delaware
CBS First Run Limited	Delaware
CBS General Entertainment Australia Inc.	Delaware
CBS Interactive Inc.	Delaware
CBS IDA Inc.	Delaware
CBS IRB Acquisition Inc.	Delaware
CBS Japan Inc.	Delaware

CBS K-Band Inc.	Delaware
CBS Lodge Holdings LLC	Delaware
CBS Mass Media Corporation	Delaware
CBS Media Realty Corporation	New York
CB Music LLC	Delaware
CBS News Inc.	Delaware
CBS News Communications Inc.	New York
CBS Operations Inc.	Delaware
CBS Operations Services Inc.	Delaware
CBS Outdoor Group Inc.	Delaware
CBS Outdoor Inc.	Delaware
CBS Outdoor L.A. Inc.	Delaware
CBS Outdoor Mexico Inc.	Delaware
CBS Overseas Inc.	New York
CBS Phoenix Inc.	Delaware
CBS Pictures Overseas Inc.	Delaware
CBS PNW Sports Inc.	Delaware
CBS Radio East Holdings Corporation	Delaware
CBS Radio East Inc.	Delaware
CBS Radio Holdings Corp. of Chesapeake	Delaware
CBS Radio Holdings Corp. of Massachusetts	Delaware
CBS Radio Holdings Corp. of Orlando	Delaware
CBS Radio Holdings Inc.	Virginia
CBS Radio Inc.	Delaware
CBS Radio Inc. of Atlanta	Delaware
CBS Radio Inc. of Baltimore	New York
CBS Radio Inc. of Boston	Delaware
CBS Radio Inc. of Chesapeake	Delaware
CBS Radio Inc. of Chicago	Delaware
CBS Radio Inc. of Detroit	Delaware
CBS Radio Inc. of Florida	Delaware
CBS Radio Inc. of Glendale	Delaware
CBS Radio Inc. of Illinois	Delaware
CBS Radio Inc. of Los Angeles	Delaware
CBS Radio Inc. of Maryland	Delaware
CBS Radio Inc. of Michigan	Delaware
CBS Radio Inc. of Northern California	Delaware
CBS Radio Inc. of Philadelphia	Delaware
CBS Radio Inc. of Tampa	Delaware
CBS Radio Inc. of Washington	Delaware

CBS Radio Inc. of Washington, D.C.	Delaware
CBS Radio KFRC-AM Inc.	Delaware
CBS Radio KFRC-FM, Inc.	Delaware
CBS Radio Media Corporation	Delaware
CBS Radio Network Inc.	Delaware
CBS Radio of Cleveland Inc.	Delaware
CBS Radio of Portland Inc.	Delaware
CBS Radio of Sacramento Inc.	Pennsylvania
CBS Radio Partner I Inc.	Delaware
CBS Radio Promotions Group Inc.	Delaware
CBS Radio Sales Company	Delaware
CBS Radio Services Inc.	Delaware
CBS Radio Stations Inc.	Delaware
CBS Radio Technical Services Inc.	Delaware
CBS Radio Texas Partner II Inc.	Delaware
CBS Radio Tower Inc.	Delaware
CBS Radio Ventures Inc.	Delaware
CBS Radio WLIF, Inc.	Maryland
CBS Radio WLIF-AM, Inc.	Maryland
CBS Radio WPGC(AM) Inc.	Delaware
CBS Receivables Funding II Corporation	Delaware
CBS Receivables Funding III Corporation	Delaware
CBS Retail Stores Inc.	Delaware
CBS Records Inc.	Delaware
CBS–Sac Music Inc.	Delaware
CBS Satellite News Inc.	Delaware
CBS Services Inc.	Delaware
CBS Shopping Inc.	Delaware
CBS Sports Inc.	Delaware
CBS Stations Group of Texas L.P.	Texas
CBS Studios Inc.	Delaware
CBS Studios Networks Inc.	New York
CBS Studios Overseas Productions Inc.	Delaware
CBS Studios Productions LLC	Delaware
CBS Subsidiary Management Corp.	Delaware
CBS Survivor Productions Inc.	Delaware
CBS Technology Corporation	Delaware
CBS Television Service Inc.	Delaware
CBS Television Stations Inc.	Delaware
CBS Temp Services Inc.	Delaware

CBS Worldwide LLC	Delaware
CBS World Wide Ltd.	New York
CCG Ventures, Inc.	Delaware
Central Fidelity Insurance Co.	Vermont
Centurion Satellite Broadcast Inc.	Delaware
Channel 28 Television Station, Inc.	Delaware
Channel 34 Television Station LLC	Delaware
Charter Crude Oil Company	Texas
Charter Futures Trading Company	Texas
Charter International Oil Company	Texas
Charter Media Company	Delaware
Charter Oil Company	Florida
Charter Oil Services, Inc.	Texas
Chazo Productions Inc.	Delaware
Classless Inc.	Delaware
Columbia Television, Inc.	New York
Comanche Moon Productions Inc.	New Mexico
Commissioner.com, Inc.	New York
Compelling Music LLC	California
Consolidated Caguas Corporation	Delaware
Cross Step Productions Inc.	Delaware
CSTV Networks, Inc.	Delaware
CSTV Online Inc.	Delaware
CSTV Regional LLC	Delaware
CSTV-A, LLC	Delaware
CSTV-B LLC	Delaware
Delaware Resource Beneficiary, Inc.	Delaware
Delaware Resource Lessee Trust	Delaware
Delaware Resource Management, Inc.	Delaware
Design-Graphics, Inc.	Florida
Desilu Productions Inc.	Delaware
Detroit Television Station WKBD Inc.	Virginia
Dutchess Resource Management, Inc.	Delaware
Dynamic Soap, Inc.	California
Eagle Direct, Inc.	Delaware
Elite Productions Inc.	Delaware
Elysium Productions Inc.	Delaware
Energy Development Associates Inc.	Delaware
EPI Music LLC	California
Erica Film Productions, Inc.	California

ET Asia Entertainment Group LLC	Delaware
ET Media Group Inc.	Delaware
EWB Corporation	Delaware
Eye Explorations Inc.	Delaware
Eye Net Works Inc.	Delaware
Eye Productions Inc.	Delaware
Evergreen Programs LLC	New York
Fifty-Sixth Century Antrim Iron Company, Inc.	Delaware
Film Intex Corporation	Delaware
First Hotel Investment Corporation	Delaware
Forty-Fourth Century Corporation	Delaware
Four Crowns, Inc.	Delaware
French Street Management LLC	Delaware
Front Street Management Inc.	Delaware
G&L Sign Manufacturing Corp.	Puerto Rico
G&W Leasing Company	Delaware
G&W Natural Resources Company, Inc.	Delaware
Games Exchange Inc.	Delaware
Gateway Fleet Company	Pennsylvania
GLD Holdings, L.L.C.	Delaware
Glendale Property Corp.	Delaware
Glory Productions Inc.	Delaware
Gloucester Titanium Company, Inc.	Delaware
GNS Productions Inc.	Delaware
GolfWeb	California
Gorgen, Inc.	California
Grammar Productions Inc.	Delaware
Granite Productions Inc.	California
Green Tiger Press, Inc.	California
Group W Television Stations, L.P.	Delaware
Gulf & Western Indonesia, Inc.	Delaware
H.R. Acquisition Corp.	Delaware
Hamilton Projects, Inc.	New York
Hemisphere Broadcasting Corporation	Delaware
Hit Radio, Inc.	New York
Image Edit, Inc.	Delaware
IMR Acquisition Corp.	Delaware
Independent Petrochemical Corporation	Ohio
INFCO Network Inc.	Delaware
Infinity Outdoor of Florida Holding Co.	Delaware

Infinity Outdoor of Florida Inc.	Florida
Inside Edition Inc.	New York
Interstitial Programs Inc.	Delaware
Irvine Games Inc.	Delaware
Irvine Games USA Inc.	Delaware
Jumbo Ticket Songs Inc.	Delaware
Just U Productions, Inc.	California
K.W. M., Inc.	Delaware
Katled Systems Inc.	Delaware
Kilo Mining Corporation	Pennsylvania
King World Corporation	Delaware
King World Development Inc.	California
King World Direct Inc.	Delaware
King World Media Sales Inc.	Delaware
King World Merchandising Inc.	Delaware
King World Productions, Inc.	Delaware
King World Studios West Inc.	California
King World/CC Inc.	New York
KUTV Holdings, Inc.	Delaware
KW Development Inc.	California
KWP/RR Inc.	New York
KWP Studios Inc.	California
KWTS Productions Inc.	California
Large Ticket Songs Inc.	Delaware
Laurel Entertainment LLC	Delaware
Levitt Property Managers, Inc.	California
Los Angeles Television Station KCAL LLC	Delaware
Low Key Productions Inc.	Delaware
LT Holdings Inc.	Delaware
Magic Molehill Productions, Inc.	California
Maarten Investerings Partnership	New York
Matlock Company, The	Delaware
Mattalex LLC	Delaware
Melrose Productions LLC	California
Merlot Film Productions, Inc.	California
Meredith Productions LLC	Delaware
Merritt Inc.	Delaware
Miami Television Station WBFS Inc.	Delaware
MVP.com Sports, Inc.	Delaware
Narrabeen Productions Inc.	Delaware

New Jersey Zinc Exploration Company, The	Delaware
New York Subways Advertising Co., Inc.	Arizona
Nicki Film Productions Inc.	Delaware
North Shore Productions Inc.	Delaware
NTA Films, Inc.	New York
O Good Songs Company	California
O'Connor Combustor Corporation	California
OM/TV Productions Inc.	Delaware
On Broadband Networks LLC	Delaware
OS Bus, Inc.	Georgia
OS Florida, Inc.	Florida
OSI Tall Wall Media, LLC	California
OurChart.com LLC	Delaware
Our Home Productions Inc.	Delaware
Outdoor Management Network, Inc.	California
Outdoor Media Displays Posters, Inc.	Puerto Rico
Outdoor Systems (New York), Inc.	New York
Outdoor Systems Electrical Corp.	New York
Outdoor TDI LLC	Delaware
Outlet Networks Inc.	Delaware
Paramount Parks Global Services Inc.	Delaware
Part-Time Productions Inc.	Delaware
PCCGW Company, Inc.	Delaware
PCI Canada Inc.	Delaware
PCI Network Partner II Inc.	Delaware
PCI Network Partner Inc.	Delaware
Permutation Productions Inc.	Delaware
Philadelphia Television Station WPSG Inc.	Delaware
Pittsburgh Television Station WPCW Inc.	Delaware
PMV Productions, Inc.	Delaware
Possum Point Incorporated	Delaware
Pottle Productions, Inc.	California
Preye, Inc.	California
Proxy Music LLC	California
PSG of PHA Inc.	Virginia
Quemahoning Coal Processing Company	Pennsylvania
Radford Studio Center Inc.	California
Raven Media LLC	Delaware
Real TV Music Inc.	Delaware
Recovery Ventures Inc.	Delaware

Republic Pictures Enterprises LLC	Delaware
Republic Distribution LLC	Delaware
Republic Entertainment LLC	Delaware
Republic Pictures Productions LLC	California
RH Productions Inc.	California
RTV News Inc.	Delaware
RTV News Music Inc.	Delaware
Sacramento Television Stations Inc.	Delaware
Salm Enterprises, Inc.	California
San Francisco Television Station KBCW Inc.	Virginia
San Francisco Walls, Inc.	California
Saucon Valley Iron and Railroad Company, The	Pennsylvania
SBX Acquisition Corp.	Delaware
Scott-Mattson Farms, Inc.	Florida
SDI Raven LLC	Delaware
SEG Equity Holdings, Inc.	Delaware
Ship House, Inc.	Florida
SHOtunes Music LLC	Delaware
Show Works Productions Inc.	Delaware
Showtime Live Entertainment Inc.	Delaware
Showtime Marketing Inc.	Delaware
Showtime Networks Inc.	Delaware
Showtime Networks Inc. (U.K.)	Delaware
Showtime Networks Satellite Programming Company	Delaware
Showtime Online Inc.	Delaware
Showtime Pictures Development Company	Delaware
Showtime Satellite Networks Inc.	Delaware
Showtime Songs Inc.	Delaware
Showtime/Sundance Holding Company Inc.	Delaware
SIFO One Inc.	Delaware
SIFO Two Inc.	Delaware
Simon & Schuster Global Services Inc.	Delaware
Simon & Schuster International Inc.	Delaware
Simon & Schuster, Inc.	Delaware
SNI/SI Networks LLC	Delaware
Soapmusic Company	Delaware
Solar Service Company	Delaware
SongFair Inc.	Delaware
Spelling Daytime Songs Inc.	Delaware
Spelling Daytime Television Inc.	Delaware

Spelling Entertainment Group LLC	Delaware
Spelling Entertainment LLC	Delaware
Spelling Satellite Networks Inc.	Delaware
Spelling Television Inc.	Delaware
SportsLine.com, Inc.	Delaware
St. Johns Realty Investors	Delaware
Starfish Productions Inc.	Delaware
Stargate Acquisition Corp.	Delaware
Stargate Acquisition Corp. One	Delaware
Stranglehold Productions, Inc.	Delaware
Sunset Beach Productions, Inc.	Delaware
T&R Payroll Company	Delaware
Taylor Forge Memphis, Inc.	Delaware
TDI Canada Ltd.	Delaware
TDI Worldwide, Inc.	Delaware
Television Station KTXA L.P.	Delaware
TDI Northwest, Inc.	Delaware
Television Station WBXN LLC	Delaware
Television Station WTCN LLC	Delaware
Television Station WWHB LLC	Delaware
Television Stations Group Partner I Inc.	Delaware
Television Stations Group Partner II LLC	Delaware
Texas CBS Radio Broadcasting L.P.	Delaware
Texas CBS Radio L.P.	Delaware
Thaxton Management LLC	Delaware
They Productions Inc.	Delaware
Things of the Wild Songs Inc.	Delaware
Third Century Company	Delaware
Thirteenth Century Corporation	Delaware
Thirtieth Century Corporation	Delaware
Timber Purchase Company	Delaware
Titus Productions, Inc.	Delaware
TMRG, Inc.	Delaware
Toe-to-Toe Productions Inc.	Delaware
Torand Payroll Company	Delaware
Torand Productions Inc.	Delaware
Total Warehouse Services Corporation	Delaware
Trans-American Resources, Inc.	Delaware
Transportation Displays Inc.	Delaware
TSM Services Inc.	Delaware

Tube Mill, Inc.	Delaware
TV Scoop Inc.	Delaware
UCGI, Inc.	Delaware
Universal American Corporation	Delaware
UPN (general partnership)	Delaware
UPN Holding Company, Inc.	Delaware
UPN Properties, Inc.	Delaware
UPN Television Stations Inc.	Delaware
Ureal Productions Inc.	Delaware
VE Development Company	Delaware
VE Drive Inc.	Delaware
VE Television Inc.	Delaware
VI Services Corporation	Delaware
Viacom Foundation Inc.	Delaware
VISI Services Inc.	Delaware
Visions Productions, Inc.	New York
VJK Inc.	Delaware
VNM Inc.	Delaware
VP Direct Inc.	Delaware
VPix Inc.	Delaware
VP Programs Inc.	California
VSC Compositions LLC	New York
VSC Music LLC	New York
Waste Resource Energy, Inc.	Delaware
WBCW Corp.	New York
WCC FSC I, Inc.	Delaware
WCC Project Corp.	Delaware
Westinghouse Aircraft Leasing Inc.	Delaware
Westinghouse Asset Management Inc.	Delaware
Westinghouse Canada Holdings LLC	Delaware
Westinghouse CBS Holding Company, Inc.	Delaware
Westinghouse Electric Corporation	Delaware
Westinghouse Environmental Management Company of Ohio, Inc.	Delaware
Westinghouse Hanford Company	Delaware
Westinghouse Holdings Corporation	Delaware
Westinghouse Idaho Nuclear Company, Inc.	Delaware
Westinghouse Investment Corporation	Delaware
Westinghouse Licensing Corporation	Pennsylvania
Westinghouse Reinvestment Company, LLC	Delaware
Westinghouse World Investment Corporation	Delaware

W-F Productions, Inc.	Delaware
Wilshire Entertainment Inc.	Delaware
Wilshire/Hauser Company	Delaware
Wilson-Curtis, Inc.	Missouri
World Volleyball League, Inc.	New York
Worldvision Enterprises LLC	New York
Worldvision Enterprises (United Kingdom) Ltd.	New York
Worldvision Enterprises of Canada, Limited	New York
Worldvision Home Video LLC	New York
WPIC Corporation	Delaware
WT Animal Music Inc.	Delaware
WT Productions Inc.	Delaware
WV Productions, Inc.	Delaware
York Resource Energy Systems, Inc.	Delaware
Young Reader's Press, Inc.	Delaware

INTERNATIONAL

Subsidiary Name	Place of Incorporation
14 Hours Productions Inc.	Canada (Ontario)
4400 Productions Inc.	Canada (B.C.)
1020917 Ontario Inc.	Canada (Ontario)
1554994 Ontario Inc.	Canada (Ontario)
3171193 Nova Scotia Limited	Canada (Nova Scotia)
3171194 Nova Scotia Limited	Canada (Nova Scotia)
559733 British Columbia Ltd.	Canada (B.C.)
Abaco Farms Limited	Bahamas
Agency Films Inc.	Canada (Ontario)
Amanda Productions Inc.	Canada (Ontario)
Bahamas Underwriters Services Limited	Bahamas
Bipiu SrL	Italy
Butterick Road Productions Inc.	Canada (Ontario)
Cania Productions Inc.	Canada (Ontario)
Cayman Overseas Reinsurance Association	Cayman Islands
CBS Broadcast International B.V.	Netherlands
CBS Broadcast-Kingworld (Bermuda) Ltd.	Bermuda
CBS Broadcast International of Canada Ltd.	Canada (Ontario)
CBS Broadcast Services Limited	United Kingdom
CBS Canada Co.	Canada (Nova Scotia)
CBS Canada Holdings Co.	Canada (Nova Scotia)

CBS Canada Holdings Inc.	Canada (Federal)
CBS Canadian Film & Television Inc.	Canada
CBS Enterprises (UK) Limited	United Kingdom
CBS Enterprises Canada Ltd.	Canada (Nova Scotia)
CBS Finanz S AG	Switzerland
CBS Holdings (Bermuda) 1 Ltd.	Bermuda
CBS Holdings (Bermuda) 2 Ltd.	Bermuda
CBS Holdings (Germany) B.V.	Netherlands
CBS Holdings (Germany) II B.V.	Netherlands
CBS International Australia Pty Limited	Australia
CBS International Canada Ltd.	Canada (Ontario)
CBS International (Netherlands) B.V.	Netherlands
CBS International Holdings B.V.	Netherlands
CBS International Television (UK) Limited	United Kingdom
CBS International Television Pty Limited	Australia
CBS International Television Canada Inc.	Canada (Ontario)
CBS International Television Italia Srl	Italy
CBS Middle East Holdings VOF	Netherlands Antilles
CBS Outdoor JC Decaux Street Furniture Canada Ltd	Canada (Federal)
CBS Outdoor B.V.	Netherlands
CBS Outdoor SA	France
CBS Outdoor srl	Italy
CBS Outdoor Holding srl	Italy
CBS Outdoor Limited	United Kingdom
CBS Outdoor Limited	Northern Ireland
CBS Outdoor Sicilia srl	Italy
CBS Outdoor Spain S.A.	Spain
CBS Pictures Canada Inc.	Canada (Ontario)
CBS Productions Inc.	Canada (Ontario)
CBS S AG	Switzerland
CBS Studios (Bermuda) Ltd.	Bermuda
CBS UK Limited	United Kingdom
CBS Worldvision (Bermuda) Ltd.	Bermuda
CBS Worldwide LLC	Luxembourg
CBS Worldwide Ltd.	Bermuda
Charter International Finance N.V.	Netherlands Antilles
Charter Oil (Bahamas) Limited	Bahamas
Charter Oil Specialties	Bahamas
Cinema Dominicana S.A.	Dominican Republic
Climate Productions Inc.	Canada (Ontario)

Danger Productions Inc.	Canada (Ontario)
DC Films Inc.	Canada (B.C.)
Defenders Productions Inc.	Canada (Ontario)
Dighem Limited	Canada (Federal)
Distribuidora de Publicaidad, DIPEX, S.A.	Spain
Dufferin Gate Holdings Inc.	Canada (Ontario)
Establissements Pegouret SA	France
Famous Players Investments B.V.	Netherlands
GFB Productions Inc.	Canada (Ontario)
Go Outdoor Systems Holdings S.A.S.	France
Grand Bahamas Petroleum Company Limited	Bahamas
Grande Alliance Co. Ltd.	Cayman Islands
Gravity Productions Inc.	Canada (B.C.)
GS Films Inc.	Canada (Ontario)
Gulf & Western do Brazil	Brazil
Gulf & Western International N.V.	Netherlands Antilles
Gulf & Western Limited	Bahamas
Haunted Productions Inc.	Canada (B.C.)
HAVECO Limited	Ireland
Inprime Investments	British Virgin Islands
International Raw Materials Limited	Bahamas
Intersales B.V.	Netherlands
Jake Productions Inc.	Canada (B.C.)
Jericho Productions Inc.	Canada (B.C.)
Justice Productions Inc.	Canada (Ontario)
L23 Productions Inc.	Canada (Ontario)
LDI Limited	United Kingdom
Level Nine Productions Inc.	Canada B.C.
List Productions Inc.	Canada (Ontario)
LS Productions Inc.	Canada (Ontario)
Mars Film Produzione S.P.A.	Italy
Maxi Crown B.V.	Netherlands
Mayday Productions	Canada (Ontario)
Media Trend S.R.L.	Italy
Mega Publicidad Exterior SL	Spain
Metro Poster Advertising Ltd.	Ireland
Metrobus Advertising Limited	United Kingdom
Mobi Espace SARL	France
New Coral Ltd.	Cayman Islands
New Providence Assurance Company Limited	Bahamas

Number One FSC Ltd.	US Virgin Islands
Outdoor Images Limited	United Kingdom
Overseas Services B.V.	Netherlands
Paramount Parks International B.V.	Netherlands
Peak FSC, Ltd.	Bermuda
Pentagon Productions Inc.	Canada (Ontario)
Platinum Television Productions Inc.	Canada (Ontraio)
Pocket Books of Canada, Ltd.	Canada (Federal)
Prospect Company Ltd.	Cayman Islands
Provence Affiches SARL	France
PTC Holdings CV	Netherlands
Publishing FSC Ltd.	US Virgin Islands
RGL Realty Limited	United Kingdom
Raianna Productions Inc.	Canada (Federal)
Republic Pictures Corporation of Canada, Ltd.	Canada
Republic Pictures Netherlands Antilles N.V.	Netherlands Antilles
Ripple Vale Holdings Limited	British Virgin Islands
Roadshow Advertising Limited	Ireland
RWS Productions Inc.	Canada (B.C.)
Sagia Productions Inc.	Canada (Ontario)
Season Four Sentinel Productions Inc.	Canada (B.C.)
Season Four Soul Food Productions Inc.	Canada (Ontario)
Season Three Seven Days Productions Inc.	Canada (B.C.)
Season Three Soul Food Productions Inc.	Canada (Federal)
Season Three Viper Productions Inc.	Canada (B.C.)
Season Two CI Productions Inc.	Canada (Federal)
Sentinel Production Inc.	Canada (Ontario)
Servicios Administrativos America S. de RL de CV	Mexico
SF Films Inc.	Canada (Ontario)
Showtime UK Holdings Limited	United Kingdom
Signways Holdings Limited	Ireland
Simon & Schuster (UK) Limited	UK
Simon & Schuster (Australia) Pty. Limited	Australia
Simon & Schuster of Canada (1976) Pty Limited	Canada (Federal)
Sky Blue Investments Limited	Jersey
Spelling Television (Canada) Inc.	Canada (Ontario)
Spelling Television Quebec Inc.	Canada (Federal)
Split Decisions Productions Inc.	Canada (B.C.)
St. Francis Ltd	Cayman Islands
St. Ives Company Ltd.	Cayman Islands

Streak Productions Inc.	Canada (Ontario)
SU 2 Productions Inc.	Canada (Federal)
TB Productions Inc.	Canada (Ontario)
TDI (BP) Limited	United Kingdom
TDI (FB) Limited	United Kingdom
TDI Buses Limited	United Kingdom
TDI France Holding SAS	France
TDI Holdings Limited	United Kingdom
TDI Luxembourg Sarl	Luxembourg
TDI Mail Holdings Limited	United Kingdom
TDI Transit Advertising Limited	United Kingdom
Tele-Vu Ltee	Canada (Federal)
TMI International B.V.	Netherlands
Two of Us Films Inc.	Canada (Ontario)
Ultra Productions Inc.	Canada (Ontario)
Viacom Outdoor (Beijing) Ltd.	China
Viacom Outdoor Mexico S de RL de CV	Mexico
Viacom Outdoor Norte SL	Spain
Viper Productions Inc.	Canada (B.C.)
WCC FSC III, Inc.	Virgin Islands
WCC FSC V, Ltd.	Bermuda
Weicom Media Limited	China
Westinghouse Corporate Resources	United Kingdom
Westinghouse Electric Europe Coordination Center SA	Belgium
Westinghouse Electric GmbH	Switzerland
Winning Productions Inc.	Canada (Ontario)
Woburn Insurance Ltd.	Bermuda
Worldvision Enterprises, GmbH	Germany
Worldvision Enterprises (France) Sarl	France
Worldvision Enterprises de Venezuela	Venezuela
Worldvision Enterprises Latino-Americana S.A.	Panama
Worldvision Filmes do Brasil Ltd.	Brazil
Worldvision Foreign Sales Corporation	US Virgin Islands
WVI Films B.V.	Netherlands
Yellams LDC	Cayman Islands
YP Productions Inc.	Canada (Ontario)

QuickLinks

Subsidiaries of CBS Corporation Owned Greater Than 50% as of March 1, 2007
DOMESTIC
INTERNATIONAL